UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2004
                                                          --------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)




    Maryland                    001-09279                       13-3147497
------------------------------------------------------------------------------
(State or other            (Commission File No.)               (IRS Employer
  jurisdiction of                                                  I.D. No.)
  incorporation)


     60 Cutter Mill Road, Suite 303, Great Neck, New York       11021
     ----------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 31, 2004, as set forth in the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Financial Statements of Property Acquired and Pro Forma
            Financial Statements

Report of Independent Auditors                                              1
Statement of Revenues and Certain Expenses                                  2
Notes to Statement of Revenues and Certain Expenses                        3-4

One Liberty Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Financial Statements (Unaudited)                     5
Pro Forma Consolidated Income Statements (Unaudited)                       6-7
Notes to Pro Forma Consolidated Income Statements (Unaudited)              8-9

(c)  Exhibits

  None



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY                    By: /s/ David W. Kalish
June 10, 2004                            ----------------------------------
                                         David W. Kalish
                                         Senior Vice President and
                                         Chief Financial Officer

                         Report of Independent Auditors



Board of Directors and Stockholders
One Liberty Properties, Inc.

We have audited the statement of revenues and certain expenses of CarMax Auto Dealership ("CarMax") as described in Note 1 to be acquired by OLP Knoxville LLC, a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") for the period from July 28, 2003 (commencement of lease) to December 31, 2003. The statement of revenues and certain expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of One Liberty Properties, Inc. and is not intended to be a complete presentation of CarMax's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of CarMax as described in Note 1 for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.




New York, New York                              /s/ Ernst & Young LLP
March 15, 2004
                                        1



                             CarMax Auto Dealership

                   Statement of Revenues and Certain Expenses



                                                                                                For the Period
                                                                                                July 28, 2003
                                                                                               (lease commence-
                                                                  Three months ended                ment) to
                                                                       March 31,                 December 31,
                                                                         2004                        2003
                                                                         ----                        ----
                                                                      (unaudited)


Revenues:
    Base rents                                                         $ 251,016                   $ 429,155
                                                                       ---------                   ---------
Total rental revenue                                                     251,016                     429,155
                                                                       ---------                   ---------

Certain expenses:
    Property operating expenses                                                -                           -
                                                                       ---------                   ---------
Total certain expenses                                                         -                           -
                                                                       ---------                   ---------

Revenues in excess of certain expenses                                 $ 251,016                   $ 429,155
                                                                       =========                   =========















                             See accompanying notes.

                             CarMax Auto Dealership

               Notes to Statement of Revenues and Certain Expenses
                                December 31, 2003

1. Organization and Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of CarMax (the "Property"), an auto dealership located in Knoxville, Tennessee for the period from July 28, 2003 (lease commencement) to December 31,2003. The Property which has approximately 35,330 square feet of leasable space is leased in its entirety by CarMax, Inc. The Property, which is currently owned by GECBAF Rainier Trust, is not a legal entity, but rather a property which is under contract for purchase by OLP Knoxville LLC, a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company").

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest, depreciation, and amortization.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

The lease with the tenant is accounted for as an operating lease. Rental income includes base rent that the tenant is required to pay in accordance with the terms of its lease.

4. Risks and Uncertainties

The Property is leased to a single tenant, CarMax, Inc. ("the Tenant"), which occupies 100% of the Property's total gross leasable area under a triple-net lease. Therefore, the Property's results of operations are significantly dependent on the overall health of the Tenant and the auto industry.

                             CarMax Auto Dealership

5. Future Minimum Rents

Future minimum lease payments to be received by the Property as of December 31, 2003 under a noncancellable operating lease are approximately as follows:


                  2004                         $ 1,004,063
                  2005                           1,004,063
                  2006                           1,004,063
                  2007                           1,004,063
                  2008                           1,004,063
                  Thereafter                     9,622,266
                                                 ---------
                                               $14,642,581


6.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the three months ended March 31, 2004 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


On March 31, 2004, OLP Knoxville LLC, a wholly-owned subsidiary of One Liberty Properties, Inc. (the "Company") acquired real estate, in an arms length transaction, which is leased in its entirety by CarMax, Inc., an auto dealership located in Knoxville, Tennessee (the "Property").

The unaudited pro forma consolidated income statements for the year ended December 31, 2003 and for the three months ended March 31, 2004, are presented as if the Company's acquisition of the Property had occurred on July 28, 2003 (commencement of lease) and the effect was carried forward through the year ended December 31, 2003 and three month period ended March 31, 2004.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Property had occurred on July 28, 2003 (commencement of lease), nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with (a) the Company's 2003 annual report on Form 10-K and the Company's Quarterly report on Form 10-Q for the period ended March 31, 2004 and (b) the Company's Form 8-K filed on March 31, 2004.


                                                                 One Liberty Properties, Inc.
                                                     Pro Forma Consolidated Income Statement (Unaudited)
                                                            For the Year Ended December 31, 2003
                                                        (Amounts in thousands, except per share data)




                                                       The                                 Pro               The
                                                     Company            Purchase          Forma            Company
                                                    Historical             of             Adjust-          Pro Forma
                                                        (A)           Property (B)         ments          as Adjusted
                                                    ----------        ------------        --------        -----------

Revenues:
    Rental income                                     $ 19,284          $    429         $     (3)(C)       $ 19,710
    Interest and other income (including
      $194 from an affiliated joint venture)               512                 -                -                512
                                                      --------          --------         --------           --------
                                                        19,796               429               (3)            20,222
                                                      --------          --------         --------           --------

Expenses:
    Depreciation and amortization                        3,473                 -              107 (D)          3,580
    Interest - mortgages payable                         6,844                 -              198 (E)          7,042
    Interest - line of credit                              564                 -                -                564
    General and administrative                           2,203                 -                -              2,203
    Public offering expenses                                69                 -                -                 69
    Real estate expenses                                   543                 -                -                543
                                                      --------          --------         --------           --------
                                                        13,696                 -              305             14,001
                                                      --------          --------         --------           --------

Earnings before equity in earnings of
    unconsolidated joint ventures and
    gain on sale                                         6,100               429             (308)             6,221

Equity in earnings of unconsolidated
    joint ventures                                       2,411                 -                -              2,411
Gain on sale of real estate                                 14                 -                -                 14
                                                      --------          --------         --------           --------

Net income                                            $  8,525          $    429         $   (308)          $  8,646
                                                      ========          ========         ========           ========

Calculation of net income applicable to common stockholders:
       Net income                                     $  8,525          $    429         $   (308)          $  8,646
       Less dividends on preferred stock                 1,037                 -                -              1,037
                                                      --------          --------         --------           --------
       Net income applicable to
         common stockholders                          $  7,488          $    429         $   (308)          $  7,609
                                                      ========          ========         ========           ========

Net income per common share
    Basic (F)                                         $   1.18                                              $   1.20
                                                      ========                                              ========
    Diluted (F)                                       $   1.18                                              $   1.20
                                                      ========                                              ========














                                                                   See accompanying notes.





                                                                One Liberty Properties, Inc.
                                                     Pro Forma Consolidated Income Statement (Unaudited)
                                                          For the Three Months Ended March 31, 2004
                                                        (Amounts in thousands, except per share data)




                                                          The                                Pro            The
                                                        Company          Purchase           Forma         Company
                                                       Historical           of             Adjust-        Pro Forma
                                                          (A)           Property (B)        ments        as Adjusted
                                                       ----------       ------------       -------       -----------

Revenues:
    Rental income                                      $  5,558          $    251         $     (4)(C)      $  5,805
    Interest and other income                                92                 -                -                92
                                                       --------          --------         --------          --------
                                                          5,650               251               (4)            5,897
                                                       --------          --------         --------          --------

Expenses:
    Depreciation and amortization                         1,024                 -               49 (D)         1,073
    Interest - mortgages payable                          2,011                 -              114 (E)         2,125
    Interest - line of credit                                51                 -                -                51
    General and administrative                              855                 -                -               855
    Real estate expenses                                    140                 -                -               140
                                                       --------          --------         --------          --------
                                                          4,081                 -              163             4,244
                                                       --------          --------         --------          --------

Earnings before equity in earnings of
    unconsolidated joint ventures and gain
    on sale                                               1,569               251             (167)            1,653

Equity in earnings of unconsolidated
    joint ventures                                          675                 -                -               675
Gain on sale of available-for-sale securities                 1                 -                -                 1
                                                       --------          --------         --------          --------

Net income                                             $  2,245          $    251         $   (167)         $  2,329
                                                       ========          ========         ========          ========

Calculation of net income applicable to common stockholders:
       Net income                                      $  2,245          $    251         $   (167)         $  2,329
       Less dividends on preferred stock                      -                 -                -                 -
                                                       --------          --------         --------          --------
       Net income applicable to
         common stockholders                           $  2,245          $    251         $   (167)         $  2,329
                                                       ========          ========         ========          ========

Net income per common share
    Basic (F)                                          $    .23                                             $    .24
                                                       ========                                             ========
    Diluted (F)                                        $    .23                                             $    .24
                                                       ========                                             ========







                                   See accompanying notes.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2003

 (A) To reflect the consolidated historical income statement of the Company for the year ended December 31, 2003, as reported on the Company's Form 10-K.

 (B) To reflect the historical operations of the Property for the period from July 28, 2003 (commencement of lease) to December 31, 2003.

 (C) To reflect the amortization of the value of the in-place lease, in accordance with SFAS 141 and 142, over the remaining life of the lease (approximately fifteen years).

 (D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years for the period from July 28, 2003 to December 31, 2003. Also includes straight line amortization of tenant origination costs, in accordance with SFAS 141 and 142, over the remaining life of the lease (approximately fifteen years).

 (E) To reflect the interest expense for borrowings under the mortgage note assumed and secured by the Property (approximately $7.08 million at 6.5%).

 (F) Basic net income per common share is calculated based on approximately 6,329,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 6,361,000 weighted average common shares and common share equivalents outstanding.

2. Notes to Pro Forma Consolidated Income Statement for the Three Months Ended March 31, 2004

(A) To reflect the consolidated historical income statement of the Company for the three months ended March 31, 2004, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the historical operations of the Property for the three months ended March 31, 2004.

(C) To reflect the amortization of the value of the in-place lease, in accordance with SFAS 141 and 142, over the remaining life of the lease (approximately fifteen years). Also deducts the rental income for the one day of the Property that is included in the Company's historical income statement for the three months ended March 31, 2004.

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years less the depreciation for the Property that is included in the Company's historical income statement for the three months ended March 31, 2004. Also includes straight line amortization of tenant origination costs, in accordance with SFAS 141 and 142, over the remaining life of the lease (approximately fifteen years).

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued



(E) To reflect the interest expense for borrowings under the mortgage note assumed and secured by the Property (approximately $7.08 million at 6.5%).

(F) Basic net income per common share is calculated based on approximately 9,635,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,669,000 weighted average common shares and common share equivalents outstanding.